SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): Ferbruary 21, 2020

iQSTEL Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-55984	45-2808620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Aragon Avenue, Suite 375 Coral Gables, FL 33134	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 951-8191

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On February 21, 2020, we entered into a Memorandum of Understanding and Shareholders Agreement (“MOU”) with Miguel Scavo and our officer and director, Leandro Iglesias. The agreement concerns the formation of a joint venture named ITSBCHAIN, LLC for the development of a telephone numbering plan administration for number portability and a wholesale carrier settlement and payment platform.

Under then MOU, Mr. Scavo will contribute to the joint venture by tendering his intellectual property and software developed for the telephone numbering plan administration for number portability in exchange for $80,000 in cash and $50,000 in our common stock (iQSTEL) valued at $1.30 per share. We also agreed to fund the joint venture with up to $500,000 within the first three years.

Mr. Iglesias has agreed to transfer to us his 50% interest in the already formed ITSBCHAIN, LLC. Mr. Scavo will transfer 25% of his interest for a total of 75% to us and 25% to Mr. Scavo. ITSBCHAIN, LLC will have 4 board members, which will include Mr. Iglesias, our CEO and director, Oscar Brito, our director, Mr. Scavo and Alvaro Quintana, our CFO and director.

The MOU calls for the management agreements to be drafted for the three officers of the joint venture: Mr. Iglesias as President and CEO, Mr. Quintana as CFO and Mr. Scavo as COO. Until the board of directors of ITSBCHAIN, LLC reaches such an agreement with respect to Mr. Scavo, he is entitled to a salary of $2,000 USD per month.

The foregoing description of the MOU is not complete and is qualified in its entirety by reference to the text of such document, which is filed as Exhibit 2.1 hereto and which is incorporated herein by reference.

SECTION 2 - FINANCIAL INFORMATION

ITEM 2.01 - COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

The disclosures set forth in Item 1.01 above are incorporated by reference into this Item 2.01.

SECTION 8 - OTHER EVENTS

ITEM 8.01 - OTHER EVENTS

On February 24, 2020, we issued a press release concerning the joint venture. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 8.01 of this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
2.1	Memorandum of Understanding and Shareholders Agreement, dated February 21, 2020
99.1	Press Release, dated February 24, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iQSTEL Inc.

/s/ Leandro Iglesias

Leandro Iglesias

Chief Executive Officer

Date February 24, 2020